UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2021 (March 15, 2021)

ARCHIMEDES TECH SPAC PARTNERS CO.
(Exact name of registrant as specified in its charter)

Delaware	001-40193	86-1286799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2093 Philadelphia Pike #1968

Claymont, DE 19703

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 560 4753

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one subunit and one-quarter of one warrant	ATSPU	The Nasdaq Stock Market LLC

Subunits included as part of the units, each consisting of one share of common stock, $.0001 par value, and one-quarter of one warrant	ATSPT	The Nasdaq Stock Market LLC

Redeemable warrants	ATSPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On March 15, 2021, the Company consummated its initial public offering (the “IPO”) of 12,000,000 units (the “Units”). Each Unit consists of i) one subunit, which consists of one share of common stock of the Company (“Common Stock”) and one-quarter of one redeemable warrant of the Company (“Warrant”) and ii) one-quarter of one Warrant, with each whole Warrant entitling the holder thereof to purchase one share of Common Stock, par value $0.0001 per share, for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $120,000,000. The Company paid the underwriters, in aggregate, a fixed underwriting discount of $2,400,000.

On March 15, 2021, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 390,000 Units (the “Private Units”) to Archimedes Tech SPAC Sponsors LLC (“Sponsor”) and EarlyBirdCapital, Inc (“EarlyBirdCapital”) at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $3,900,000. EarlyBirdCapital overfunded the purchase of its Private Units by $500,000, resulting in total gross proceeds to the Company of $4,400,000.

As of March 15, 2021, a total of $120,500,000 of the proceeds from the IPO and Private Placement (including the $500,000 of over-funding by EarlyBirdCapital) was held in a U.S.-based trust account at J.P. Morgan, maintained by Continental Stock Transfer & Trust Company, acting as trustee (“JPMorgan Trust”). Of the $120,500,000, $120,000,000 was placed in a U.S.-based trust account at Morgan Stanley, maintained by Continental Stock Transfer& Trust Company, acting as trustee (“Morgan Stanley Trust”) on March 16, 2021 and $500,000 remained at JPMorgan Trust and was repaid to EarlyBirdCapital on March 16, 2021.

The Company granted the underwriters a 45-day option from the date of the IPO to purchase up to an additional 1,800,000 Public Units to cover over-allotments. On March 19, 2021, the underwriters partially exercised the over-allotment option to purchase 1,300,000 Units. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $13,000,000. The Company paid the underwriters, in aggregate, a fixed underwriting discount of $260,000.

Simultaneously with the exercise of the over-allotment option, the Company completed the Private Placement of an aggregate of 26,000 Private Units to the Sponsor and EarlyBirdCapital, at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $260,000.

An audited balance sheet as of March 15, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Audited Balance Sheet as of March 15, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHIMEDES TECH SPAC PARTNERS CO.

	By:	/s/ Long Long
		Name:	Long Long
		Title:	Chief Financial Officer

Dated: March 19, 2021

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